UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  JULY 24, 2006 (JULY 7, 2006)


                       PAR PHARMACEUTICAL COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                                     FILE NUMBER 1-10827                              22-3122182
(State or other jurisdiction of                     (Commission File Number)                          (IRS Employer
incorporation or organization)                                                                  Identification No.)

300 TICE BOULEVARD, WOODCLIFF LAKE, NEW JERSEY                                                                07677
         (Address of principal executive offices)                                                        (Zip Code)

Registrant's telephone number, including area code:  (201) 802-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

Par Pharmaceutical Companies, Inc. (the "Company") and certain of its executive officers have been named as defendants in several purported shareholder class action lawsuits filed on behalf of purchasers of the common stock of the Company between April 29, 2004 and July 5, 2006. The lawsuits follow the Company's July 5, 2006 announcement that it will restate certain of its financial statements (the "Restatement") and allege that the Company and members of management engaged in violations of the Securities Exchange Act of 1934, as amended, by issuing false and misleading statements concerning the Company's financial condition and results. The Company and members of management named as defendants intend to vigorously defend the lawsuits and any additional lawsuits that may hereafter be filed with respect to the Restatement.

Additionally, the Company has been informed by a letter from the staff of the Securities and Exchange Commission (the "SEC"), dated July 7, 2006, that the SEC is conducting an informal investigation of the Company related to the Restatement. The Company intends to fully cooperate with and assist the SEC in this investigation. The letter from the SEC states that the investigation should not be construed as an indication by the SEC or its staff that any violation of law has occurred or as a reflection upon any person, entity or security.

The Audit Committee of the Board of Directors of the Company has engaged outside legal counsel to conduct an independent investigation into the circumstances relating to the Restatement, as well as any other issues that may be identified during the course of the pending review of the Company's internal control procedures. The Company intends to fully cooperate with and assist such counsel in this investigation.

CERTAIN STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO THE EXTENT THAT ANY STATEMENTS MADE IN THIS CURRENT REPORT ON FORM 8-K CONTAIN INFORMATION THAT IS NOT HISTORICAL, SUCH STATEMENTS ARE ESSENTIALLY FORWARD-LOOKING AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, INCLUDING, THE EXTENT AND IMPACT OF THE ACCOUNTING ISSUES DISCUSSED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED WITH THE SEC ON JULY 6, 2006, AS WELL OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SEC, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K. THE COMPANY CAN MAKE NO ASSURANCE AS TO (A) THE EXACT TIME PERIODS FOR OR AMOUNTS BY WHICH THE COMPANY WILL NEED TO RESTATE ITS FINANCIAL INFORMATION, (B) WHEN THE COMPANY WILL BE ABLE TO COMPLETE THE RESTATEMENT AND FILE RESTATED FINANCIAL STATEMENTS WITH THE SEC OR (C) THE POTENTIAL EFFECTS OF THE RESTATEMENT, INCLUDING THE EFFECTS OF ANY (I) DELAYS IN FILING SUCH RESTATED FINANCIAL STATEMENTS, (II) INVESTIGATIONS, INFORMAL OR OTHERWISE, CONDUCTED BY THE SEC OR OTHER ENTITIES OR
(III) LAWSUITS, INCLUDING THE ACTIONS MENTIONED ABOVE, FILED AGAINST THE COMPANY IN CONNECTION THEREWITH. ANY FORWARD-LOOKING STATEMENTS INCLUDED IN THIS CURRENT REPORT ON FORM 8-K ARE MADE AS OF THE DATE HEREOF ONLY, BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE HEREOF, AND, SUBJECT TO ANY APPLICABLE LAW TO THE CONTRARY, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 24, 2006


                             PAR PHARMACEUTICAL COMPANIES, INC.
                             ----------------------------------


                                             (Registrant)



                                 /s/ Thomas Haughey
                                 -------------------------------
                                 Name:   Thomas Haughey
                                 Title:  Executive Vice President and General
                                         Counsel